UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

INTERNATIONAL ISOTOPES INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	0-22923	74-2763837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4137 Commerce Circle Idaho Falls, Idaho	83401
(Address of Principal Executive Offices)	(Zip Code)

208-524-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Entry into a Material Definitive Agreement.

On February 18, 2022, International Isotopes Inc. (the “Company”) completed the previously announced sale of certain assets (the “Assets”) to Pharmalogic Idaho, LLC for $4.0 million in cash (the “Transaction”) pursuant to the terms of the Asset Purchase Agreement, dated February 10, 2022 (the “Agreement”). The Assets consisted primarily of manufacturing equipment and a sublease acquired by the Company in connection with the previously announced termination of the manufacturing and supply agreement with another company.

The description of the Transaction contained in Item 1.01 of the Company’s Current Report on Form 8-K filed on February 16, 2022 (the “Prior 8-K”) is incorporated herein by reference. The summary of the Transaction contained in the Prior 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement filed as Exhibit 2.1 to the Prior 8-K, which is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2022, the Company received approval of a modification to the term of its Series C Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”) from a majority of the outstanding shares of the Series C Preferred Stock. The modification extends the maturity date of the Series C Preferred for approximately one year to February 28, 2023. All other terms in the Series C Preferred Stock remain unchanged. In connection therewith, also on February 16, 2022, the Company filed a Certificate of Amendment to Statement of Designation of the Series C Preferred Stock (the “Certificate of Amendment”) with the Secretary of State of the State of Texas to reflect the approved modification.

The foregoing description of the Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated February 10, 2022, between International Isotopes Inc. and Pharmalogic Idaho, LLC (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K, filed on February 16, 2022).

3.1	Certificate of Amendment to Statement of Designation of the Series C Convertible Redeemable Preferred Stock International Isotopes Inc., dated February 16, 2022.

104	Cover Page Interactive Data File (formatted in Inline XBRL).

*       Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ISOTOPES INC.

Date: February 22, 2022	By:	/s/ Steve Laflin
Steve Laflin President and Chief Executive Officer

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